UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

Commission file number of the issuing entity: 333-141638-05

LB-UBS Commercial Mortgage Trust 2008-C1
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-141638

Structured Asset Securities Corporation II
(Exact name of registrant as specified in its charter)

Lehman Brothers Holding Inc., UBS Real Estate Investments Inc.
and Key Bank National Association
(Exact name of sponsor as specified in its charter)

Delaware	82-0569805
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 526-7000

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.03 Bankruptcy or Receivership.
On September 15, 2008, Lehman Brother Holdings Inc., the sponsor with respect to the LB-UBS Series 2008-C1 commercial mortgage securitization, filed a voluntary petition seeking relief under the provisions of chapter 11 of title 11 of the United States Bankruptcy Code. Set forth below is certain information regarding the foregoing bankruptcy proceeding:

Name of proceeding: In re Lehman Brothers Holdings, Inc., Chapter 11 Case No. 08-13555 (JMP) (Bankr. S.D.N.Y.)
Presiding Court: United States Bankruptcy Court for the Southern District of New York
Petition Date: September 15, 2008
Trustee: To the knowledge of the depositor, a trustee has not yet been appointed. The debtor is operating as a debtor in possession.

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION II
Date:	September 19, 2008	By:

/s/ Tracy Dembicer
Name: Tracy Dembicer
Title: Senior Vice President